EXHIBIT 10.9

                                 TELKONET, INC.
                               902-A Commerce Road
                            Annapolis, Maryland 21401
                                  410-897-5900




Mr. Howard Lubert
Re: Stock Option Plan - Registered Shares



Mr. Lubert,

      Your 83,333 vested options in the Telkonet, Inc. Stock Option Plan have been registered on SEC Form S-8. Upon the proper exercise of your options you will receive registered, free-trading shares of Telkonet, Inc. Common Stock from the Telkonet, Inc. Transfer Agent. A copy of the exercise form has been attached for your convenience.

If you have any questions regarding the exercise of options please contact Mr. Stephen Sadle, Chief Operating Officer at 410-897-5900.

Sincerely,


/s/ E. Barry Smith, CFO



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                               EXERCISE OF OPTIONS

                        TELKONET, INC. STOCK OPTION PLAN

                                 TELKONET, INC.
                               902-A COMMERCE ROAD
                            ANNAPOLIS, MARYLAND 21401


         The undersigned hereby irrevocably elects to exercise, the attached Option Certificate, according to the terms and conditions thereof, to the extent of 83,333 shares of Common Stock and hereby tenders $_83,333.00 in full payment of the purchase price.


/s/ Howard E. Lubert                          /s/ Robert Crabb
---------------------------                   ------------------------------
Optionee                                      Company Secretary
                                              (or other Company Officer)


Date: 6/19/03                                 Date: June 24, 2003


                                     * * * *
This completed form along with the proper remittance and the original Option Agreement must be sent to the Company at the address above. Recommended that these documents and funds be sent FedEx or certified mail in order to guarantee proper delivery and provide for tracking in case of loss or delay.

       The Common Stock certificates are to be issued as indicated below:

Name                 Address                    SSN/Tax ID           No. Shares
----                 -------                    ----------           ----------
           Certificate to be delivered
           ---------------------------






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                          TELKONET COMMUNICATIONS, INC.
                          -----------------------------
                    902-A Commerce Road, Annapolis, MD 21401
                                  410 897 5900


                          General Release And Agreement
                          -----------------------------

NOTICE:

         Various state and federal laws, including the Civil Rights Acts of 1964 and 1991, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act, the Pennsylvania Wage Payment and Collection Act and the Pennsylvania Human Relations Act prohibit employment discrimination based on age, sex, race, color, national origin, religion, disability and veteran status. These laws are enforced through the Equal Employment Opportunity Commission ("EEOC"), the Pennsylvania Human Relations Commission and the Department of Labor.

         If you sign this General Release and Agreement and accept the agreed upon special transition allowance and other separation benefits described in Exhibit A attached hereto, you are giving up your right to file suit in state or federal court against Telkonet Communications, Inc. ("Telkonet"), with respect to any claims relating to your employment or separation therefrom which arise up to the date this Agreement is executed.

         This Agreement does not prevent you from filing a charge of discrimination with the Equal Employment Opportunity Commission, although by signing this Agreement you waive your right to recover any damages or other relief in any claim or suit brought by or through the Equal Employment Opportunity Commission or any other state or local agency on your behalf under any federal or state discrimination law, except where prohibited by law. You agree to release and discharge Telkonet not only from any and all claims which you could make on your own behalf but also specifically waive any right to become, and promise not to become, a member of any class in any proceeding or case in which a claim or claims against Telkonet may arise, as it relates to any employment issues, in whole or in part, from any event which occurred as of the date of this Agreement. You agree to pay for any legal fees or costs incurred by Telkonet as a result of any breach of the promises in this paragraph. The parties agree that if you, by no action of your own, become a mandatory member of any class from which you cannot, by operation of law or order of court, opt out, you shall not be required to pay for any legal fees or costs incurred by Telkonet as a result.

         We encourage you to discuss the following language with an attorney prior to executing this Agreement. In any event, you should thoroughly review and understand the effect of the Release before acting on it. Therefore, please take this Release home and consider it for up to twenty-one (21) days before you decide to sign it.


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                          TELKONET COMMUNICATIONS, INC.
                          -----------------------------
                    902-A Commerce Road, Annapolis, MD 21401
                                  410 897 5900

                          GENERAL RELEASE AND AGREEMENT
                          -----------------------------

         As consideration for the special transition benefits offered to me by Telkonet Communications, Inc. ("Telkonet") (attached as Exhibit A and incorporated herein), I, Howard Lubert release and discharge Telkonet, its trustees, directors, officers, agents, employees, subsidiaries and any and all affiliates, as well as any successor to Telkonet, from all claims, liabilities, demands and causes of action, arising up to the date of execution of this Agreement, fixed or contingent, which I may have or claim to have against Telkonet arising from my employment or as a result of my separation from employment, including an obligation to reinstate or re-employ me, and do hereby covenant not to file a lawsuit or other legal action to assert such claims, except as described in the Notice provision of this Agreement. This includes but is not limited to claims arising pursuant to the Civil Rights Acts of 1964 and 1991, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act, the Pennsylvania Wage Payment and Collection Act, the Pennsylvania Human Relations Act or any other federal, state or local law or regulation relating to discrimination in employment or equal opportunity, any claims growing out of any legal restrictions on Telkonet's right to terminate its employees or any other claim related to employment issues in contract or tort, including claims for wrongful discharge, breach of employment agreement, slander and defamation, as well as all claims for counsel fees and costs, except that Telkonet or any of its insurance carriers are not released from any indemnification obligation they have to me as a Director, Officer or former Director, Officer of Telkonet .

         I agree that I will not at any time publicize, write about, divulge or discuss the existence of this General Release and Agreement, with any person or entity whatsoever, except as necessary with my attorney, tax/financial advisors, and immediate family members. I also agree that I will take all steps necessary to dismiss with prejudice any and all pending complaints, charges and grievances against Telkonet, regardless of whether they have been filed internally or externally, except as set forth in the Notice provision hereof. Finally both Telkonet and I agree that we will not engage in any conduct or make any statement that would disparage the personal, professional or business reputations of Telkonet, its directors, officers, agents or employees

         I understand that this Agreement is revocable by me for a period of seven (7) days following execution hereof by providing written notice to Telkonet, Attn.: Pete Musser. This Agreement shall not become effective or enforceable until this seven-day revocation period has ended.
         I have carefully read and fully understand all the provisions of this

Notice, General Release and Agreement which set forth the entire agreement between me and Telkonet, and I acknowledge that I have not relied upon any representation or statement, written or oral, not set forth in this document.

         IN WITNESS WHEREOF, _______________________ as hereunto set his/her hand and seal this ____ day of _____________________, 2003.

                                               /s/ Howard Lubert
                                               ---------------------------------
                                               HOWARD LUBERT

WITNESS:                                       /s/ E. Barry Smith
                                               ---------------------------------
                                               E. Barry Smith, CFO


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                          TELKONET COMMUNICATIONS, INC.
                          -----------------------------

                    902-A Commerce Road, Annapolis, MD 21401
                                  410 897 5900


                                   SCHEDULE A

                     SUMMARY OF SPECIAL TRANSITION BENEFITS


The following is a summary of your special transition benefits:

         o Separation compensation and benefits paid through December 17, 2004. Thereafter you will be eligible for continuation of benefits under COBRA for which you will be responsible to pay for at the then current premium.

         o        Vested options of 83,333 - ELECTION TO EXERCISE IS ATTACHED.

         o Certification of options exercisable into free trading registered shares attached.

         o Upon receipt of your tax withholding payment your certificate will be released to you via overnight mail.